UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

November 4, 2020

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

SHARING SERVICES GLOBAL CORPORATION

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01 Other Events.

As disclosed in our Quarterly Report on Form 10-Q for the interim period ended July 31, 2020, the Company is currently reviewing the conversion terms of a $50,000 Convertible Promissory Note dated October 6, 2017 (the “Note”) in favor of HWH International, Inc. (“Holder”). In addition, on November 4, 2020, the Company initiated a review of the conversion terms of a certain Common Stock Purchase Warrants issued to the Holder on the same date (the “Warrants”). The Note and the Warrants were issued pursuant to a Securities Purchase Agreement dated October 6, 2017 by and between the Company and the Holder.

While the existence of the Note and the Warrants are documented and have been previously disclosed, we believe that some of the terms contained in the Note and the Warrants are vague, ambiguous or in conflict. As a result of the potential multiple interpretations, the Company and the Holder continue to hold discussion to reach a consensus as to the terms of the Note and the Warrants.

Chan Heng Fai Ambrose, currently a director of the Company, is deemed a control person of the Holder. Mr. Chan was appointed to the Company’s Board of Directors on April 30, 2020. Mr. Chan is also deemed a control person of Document Security Systems, Inc. and its subsidiary, Decentralized Sharing Systems, Inc., which are major shareholders of the Company. Accordingly, the Company currently deems the transactions contemplated by the documents discussed in the preceding paragraph related party transactions.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Securities Purchase Agreement dated October 6, 2017 by and between the Company and HWH International, Inc. *
1.2	Convertible Promissory Note dated October 6, 2017 *
1.3	Common Stock Purchase Warrants dated October 6, 2017 *

*	Included herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Director

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